UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

  ____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2012

WILHELMINA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28536	74-2781950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas	75201
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (214) 661-7488

_____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)-(b)    On February 7, 2012, Wilhelmina International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).

The following sets forth information regarding the final results of the voting at the Annual Meeting:

Proposal 1: Election of Directors. The Company's stockholders elected the seven director nominees recommended for election, each to serve until the Company’s next annual meeting of stockholders and until their successors are duly elected and qualify. The following is a breakdown of the voting results:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Mark Schwarz	104,974,560	18,700	183,115	25,015,507
Horst-Dieter Esch	104,784,210	209,150	183,115	25,015,507
Brad Krassner	104,784,210	209,150	183,115	25,015,507
Clinton Coleman	104,984,610	8,650	183,115	25,015,507
James Dvorak	104,983,910	9,350	183,115	25,015,507
Mark Pape	104,984,610	8,650	183,115	25,015,507
James Roddey	104,978,110	15,150	183,115	25,015,507

Proposal 2: Authority to Effect a Reverse Split. The Company’s stockholders approved a proposal to grant authority to the Company’s Board of Directors to effect at any time prior to December 31, 2012 a reverse stock split of the Company’s common stock (the “Common Stock”) at a ratio within the range from one-for-ten to one-for-forty, with the exact ratio to be set at a whole number within this range to be determined by the Board of Directors in its discretion (the “Reverse Stock Split Ratio”). The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,096,569	5,119,014	55,473	0

Proposal 3: Reduction of Authorized Shares in connection with Reverse Split.  The Company’s stockholders approved a proposal to amend the Company’s Certificate of Incorporation to reduce the number of authorized shares of the Common Stock in proportion with the Reverse Stock Split Ratio. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,003,106	3,911,793	356,156	0

Proposal 4: Approval of 2011 Incentive Plan. The Company’s stockholders approved the Company's 2011 Incentive Plan. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,021,185	756,740	5,398,450	25,015,507

Proposal 5: Ratification of Appointment of Burton McCumber & Cortez L.L.P. as Independent Registered Public Accountants. The Company’s stockholders ratified the appointment of Burton McCumber & Cortez L.L.P. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,323,281	291,967	655,809	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2012	WILHELMINA INTERNATIONAL, INC.

By: /s/ John Murray
Name: John Murray
Title: Chief Financial Officer